UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2006

Mercury Interactive Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-22350	77-0224776

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

379 North Whisman Road, Mountain View, California 94043
(Address of Principal Executive Offices)

(Registrant's Telephone Number, Including Area Code)
(650) 603-5200

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 241.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events

Mercury Interactive Corporation (the “Company”) announced today that it has proposed a settlement to the Staff of the Securities and Exchange Commission (SEC), which the Staff agreed to recommend to the SEC, to conclude for the Company the matters arising from the previously announced formal SEC investigation into historical stock option practices. The Company has proposed to pay a $35 million civil penalty and to consent to the entry of a final judgment by a federal court permanently enjoining the Company from violations of the antifraud and other provisions of the federal securities laws. The proposed settlement is contingent on the review and approval of final documentation by the Company and the Staff, and is subject to final approval by the SEC. As provided in its merger agreement with the Company, HP has consented to the settlement offer and will also be required to approve the final settlement documentation. The Company continues to cooperate with the SEC and other government agencies regarding this matter.

The Company is in the process of incorporating the potential settlement expense into its Form 10 K for the year ended December 31, 2005, which the Company expects to now file next week.

As previously communicated, the HP acquisition of the Company is expected to close in the fourth calendar quarter of 2006.

A copy of the press release issued by the Company on September 28, 2006 announcing the proposed settlement is furnished as Exhibit 99.1 to this Current Report.

Item 9.01.      Financial Statements and Exhibits.

The following exhibit is furnished herewith:

99.1      Press release dated September 28, 2006

This exhibit is furnished with this Current Report on Form 8–K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, and is not incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2006	MERCURY INTERACTIVE CORPORATION

	By:	/s/ David J. Murphy

Name: David J. Murphy
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated September 28, 2006

This exhibit is furnished with this Current Report on Form 8–K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, and is not incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.